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                                                                 EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our reports dated April 29, 1999 relating to the financial statements which appear in the Registration Statement on Form S-1 (No.333-77521) for the year ended October 31, 1998.

PricewaterhouseCoopers LLP

New York, New York
June 22, 1999